KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
-------------------------------------------------------------------------------

INVESCO INTERNATIONAL FUNDS, INC.

EUROPEAN
INTERNATIONAL BLUE CHIP
LATIN AMERICAN GROWTH
PACIFIC BASIN





                                     ANNUAL








                             [INVESCO ICON] INVESCO


ANNUAL REPORT | October 31, 1999

"WE ARE OPTIMISTIC THAT EUROPE'S FUTURE IS BRIGHT NOW THAT MONETARY UNION HAS BEEN ACHIEVED AND THE YEARS OF FISCAL BELT-TIGHTENING THAT PRECEDED IT ARE HISTORY." (PAGE 4)

"IN OUR OPINION, THESE LARGE-CAP COMPANIES PROVIDE A GATEWAY INTO THE POTENTIAL OF THE INTERNATIONAL ECONOMY WHILE CARRYING LESS RISK THAN MANY OF THE SMALLER FIRMS IN EMERGING MARKETS..." (PAGE 6)


                        INVESCO INTERNATIONAL FUNDS, INC.
                                  TOTAL RETURN,
                            PERIODS ENDED 10/31/99(1)

FUND                    6 MONTHS     1 YEAR   5 YEARS*   10 YEARS*   PAGE NUMBER

European                   7.43%     12.64%     17.77%      12.45%         4
International Blue Chip    5.75%     11.77%        N/A         N/A         5
Latin American Growth     -6.62%     14.62%        N/A         N/A         7
Pacific Basin             21.16%     47.43%     -6.04%      -0.60%         8

*  Average Annualized


The line graphs illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the 10-year or since inception period ended 10/31/99. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1),(2)

                               PERFORMANCE GRAPHS


Graph:    INVESCO European Fund
          10-Year Total Return vs. MSCI Europe and MSCI-AC Europe Indexes

          This line graph compares the value of a $10,000 investment in INVESCO European Fund to the value of a $10,000 investment in the MSCI Europe Index and the MSCI-AC European Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/99.

Graph:    INVESCO International Blue Chip Fund
          Total Return Since Inception (10/98) vs. MSCI-EAFE Index

          This line graph compares the value of a $10,000 investment in INVESCO International Blue Chip Fund to the value of a $10,000 investment in the MSCI EAFE Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception(10/98) through 10/31/99.

Graph:    INVESCO Latin American Growth Fund
          Total Return Since Inception (2/95) vs. MSCI-Latin America Index

          This line graph compares the value of a $10,000 investment in INVESCO Latin American Growth Fund to the value of a $10,000 investment in the MSCI Latin America Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception(2/95) through 10/31/99.

Graph:    INVESCO Pacific Basin Fund
          10-Year Total Return vs. MSCI-Pacific Index

          This line graph compares the value of a $10,000 investment in INVESCO Pacific Basin Fund to the value of a $10,000 investment in the MSCI Pacific Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/99.

EUROPEAN FUND

YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------

Dear Shareholder:

This has been a good year for our fund, but certainly not one that has seen our performance -- especially compared to other European funds--be as strong as often in the past. Our style of investing in large, high-growth companies has not been in favor throughout much of the past year. Nonetheless, the end of the period saw these types of companies again perform well in the markets, and we have every hope that they will continue to do so as we move forward.

For the one-year period ended October 31, 1999, the value of your shares rose 12.64%. This performance slightly lagged that of the MSCI-Europe Index, which rose 12.85% over the same period. (Of course, past performance is no guarantee of future results.)(1),(2)

European markets have had a rough time over the last year, even as the adoption of Monetary Union at the beginning of 1999 signaled to many that a new era of growth was at hand. The dramatic slowdown in Asian economies last year had greater repercussions in Europe than it did in the United States. The German economy, in particular, slowed, and other nations continued to wrestle with weak consumer demand and high joblessness.

Europe has suffered from slower growth rates than the United States for several years, of course, which is one reason we have focused our investments on those companies that are relatively immune to a moribund domestic economy. In general, these companies either exploit growing world markets, or they use new technologies to position themselves in high-growth sectors within Europe.

Our investments in Germany provide a good example of our approach. Our major holdings include Mannesmann, a mobile-phone company that has aggressively expanded its reach throughout Europe (and recently became the target of a takeover bid itself); Aixtron, a maker of semiconductor production equipment; and SAP, the large business software company. To be sure, these companies have exposure to German consumers as well as international ones, but they target the healthiest portion of domestic consumption habits: Germans are watching television, surfing the Web, and talking on the telephone to a greater extent-- all areas that benefit these firms.

Other fund holdings seem to us uniquely positioned in their markets--good investments, in other words, that just happen to be located in Europe. These include Nokia and Ericsson, the two companies that seem best-positioned worldwide to unite the Internet and mobile communications.

We are optimistic that Europe's future is bright now that Monetary Union has been achieved and the years of fiscal belt-tightening that preceded it are history. Interest rates in Europe are still very low, especially given the high growth rates projected for the region's economies in the coming years. Intensifying competition, deregulation, and the impact of new technology also seem to present a very favorable environment for growth.

We will look forward to reporting to you again in six months.


/s/ Steven Chamberlain

Steven Chamberlain

INTERNATIONAL BLUE CHIP FUND

YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------

Dear Shareholder:

This report also marks the first anniversary of the fund. After a challenging start, we feel that the fund has found much more stable footing over the past six months. Looking ahead, we are confident that our long-term focus on the world's largest and most profitable companies will be rewarded.

For the one-year period ended October 31, 1999, the value of your shares rose 11.77%. This performance lagged that of the MSCI-Europe, Australia, and Far East Index, which rose 23.37% over the same period. (Of course, past performance is no guarantee of future results.)(1),(2)

The international markets over the past twelve months have featured a remarkable recovery in the Japanese stock market. Japan's benchmark Nikkei 225 Index recovered from slightly above 13,000 at the beginning of 1999 to well over 18,000 by July. U.S. investors in Japan also benefited from a significant strengthening in the Japanese yen versus the U.S. dollar. A number of positive events in Japan influenced this rise, including the announcement of a fiscal stimulus package and real progress on banking reform. Investors' performance over this past year could be almost directly gauged by the degree of their exposure to Japan--the more, the better. While the fund has had substantial exposure to Japan during the past year, its weighting in that country has been less than that of the MSCI-Europe, Asia, and Far East Index. This has been a major factor behind the fund's underperformance over the past 12 months.(2)

As we have seen confirmation of a moderate recovery in the Japanese economy and corporate profits, we have moved more assets into attractive Japanese companies. Sony Corp., for example, has been at the forefront of the country's restructuring movement, reducing its workforce by 10% and absorbing unprofitable divisions. In addition, Sony's enviable lineup of new products seems likely to help it enjoy strong revenue growth over the next few years.

We remain enthusiastic about the future of European markets. With investors' attention focused on Japan and the emerging markets, share prices of many of the large, profitable firms in which we invest have not fared as well as we had hoped over the past year. This has been true, for example, of the global food products companies, Unilever and Nestle. Because their markets are among the most globalized in the world--one of the reasons we are enthusiastic about the futures of both firms--they have suffered from the general concern over the recovery in global demand subsequent to last year's economic turbulence.

Along with Japan, there has been a remarkable recovery of investor confidence in many of the world's emerging markets. Because we focus on well-established firms with a very high quality of earnings, our investments in Latin America and much of Asia have been relatively limited. To be sure, we are not without exposure to some of the top firms in those regions. Our investment in the Argentinean oil company YPF, for example, proved very lucrative right through its sale to the Spanish firm Repsol, and our holdings in HSBC, though a U.K.-listed company, have benefited from Asia's stock market recovery.

While our focus on blue chip firms did not serve us particularly well in this somewhat unique international economic environment, we are convinced it is a solid strategy as we move forward. In our opinion, these large-capitalization companies provide a gateway into the potential of the international economy, while carrying less risk than many of the smaller firms in emerging markets; we are optimistic that they will better reflect these qualities as we move forward.

We look forward to communicating to you on the results of this strategy in our next report.


/s/ John Rogers

John Rogers, CFA

LATIN AMERICAN GROWTH FUND

YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------

Dear Shareholder:

After hearing all the news over the past year, many investors in Latin America might actually be surprised to learn that most markets in the region actually finished ahead for our fiscal year. Certainly, exports fell, Brazil devalued its currency, and growth slowed or reversed in many economies. Still, the continent kept working and relatively few companies closed their doors for good. Indeed, we are hopeful that many Latin American firms will emerge from the crisis leaner, and with a better ability to compete internationally.

For the one-year period ended October 31, 1999, the value of your shares rose 14.62%. This performance lagged that of the MSCI-Emerging Markets - Latin America Index, which rose 24.71% over the same period. (Of course, past performance is no guarantee of future results.)(1),(2)

Driving much of the rebound in the region has been the resurgence in global commodity prices following their steep decline last year. This has been particularly true in Brazil, where our holdings in steel and paper and pulp companies, for example, have done very well. Mining and oil remain vital parts of the Latin American economy, and positive trends in both have also served companies across the region well.

In order to insure long-term profitability, however, Latin American companies will have to both develop domestic markets and reduce their costs to become more competitive internationally. Fortunately, we are seeing positive signs of both. Grupo Televisa, the Mexican media company, is a good example. Long a sleepy media giant encumbered by layers of bureaucracy, Televisa's new management has cut costs in response to new competition for the viewing time of Mexico's growing middle class. Privatization of state-run companies should also offer opportunities to investors.

Of course, significant risks remain. The greatest danger, perhaps, is that sources of external support to the regions' economies will disappear. Continuing growth in the United States helped Latin America emerge from its troubles last year; should growth in the U.S. slow--or worse yet, should U.S. capital flows to the region reverse--this could spell trouble for these markets.

Partly for this reason, we have focused more of our investments on the so-called "Southern Cone" economies of Chile, Argentina, and Brazil, while reducing our exposure to the economies tied most closely to the U.S., such as Mexico.

Partly because the American economy remains strong, however, we remain optimistic, and we continue to believe that Latin American stocks represent a good value for aggressive investors.

We look forward to reporting to you again in six months.


/s/ David Manuel

David Manuel

PACIFIC BASIN FUND

YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------

Dear Shareholder:

Perhaps a fitting theme for our fund's past year would be the process of putting affairs back in order. This is certainly true of Asian markets, which have recovered substantially from the lows they reached in the midst of the economic crisis of last year. It is also true of many Asian economies, which are finally undergoing real structural reforms. Finally, we like to think, it is true of the changes we have made in the fund, which has seen improving relative performance.

For the one-year period ended October 31, 1999, the value of your shares rose 47.43%, compared to the MSCI-Pacific Index, which rose 51.88% over the same period. (Of course, past performance is no guarantee of future results.)(1),(2)

Asia's turnaround can be traced to a number of factors. The resilience of the American and other Western economies helped, as did coordinated interest rate cuts that added liquidity to the international financial system. Other changes were more internal to Asia. South Korea and other emerging markets undertook important reforms to break up state-sanctioned monopolies, while Japan made encouraging announcements about reforming its banking system. The Chinese government confounded some experts by not devaluing its currency even as the economy slowed--although it seemed likely to devalue if other means of jumpstarting the economy were not effective.

In other words, after a stretch in which everything that could have gone wrong in Asia went dramatically awry, almost everything that could have gone right fell exactly in place. This was perhaps best represented by the stunning turnaround in the Japanese economy. Having contracted at near-depression rates for several quarters, the Japanese economy expanded at an amazing pace in the second quarter of 1999.

In retrospect, we were perhaps too cautious in our approach, and we were taken by surprise by the strength of this recovery. This was especially true of our underexposure to the Japanese market; indeed, we still remain cognizant of the huge challenges Japan faces in stimulating consumer demand and getting its banking system on solid footing.

We have become interested in particular areas of the Japanese economy, however, which we might call the "new Japan." In these sectors, which include health care, telecommunications, technology, and services, the impact of global competition is leading to restructuring and high growth rates for successful companies. Of course, we are also interested in the restructuring of established companies such as Fujitsu, which is moving toward more highly profitable products in the Internet and software industries.

Elsewhere in Asia, we have redoubled our focus on companies poised to benefit from the recovery in the world economy. Many of these firms are in South Korea and Taiwan, which, because of their extensive export base, we view as two of the most highly leveraged plays on world economic growth. The importance of the Taiwanese economy, for example, recently became clear when the earthquake southwest of Taipei closed down semiconductor production, in turn causing a ripple effect throughout the world computer industry.

As we move forward, we are optimistic for both Asian investing and for our relative performance. We have taken steps to broaden the focus of the portfolio while also becoming more aggressive in our individual stock selection, both of which should make fuller use of our extensive investment team spread out through the region.

We will look forward to reporting to you on the results of these changes in six months.


/s/ Anna Tong

Anna Tong

--------------------------------------------------------------------------------
FUND MANAGERS

EUROPEAN FUND
STEVEN CHAMBERLAIN

Steven Chamberlain is the lead manager for European Fund. He holds a BSc Degree in Geology from Kingston Polytechnic and has experience in equities and currency trading. He joined INVESCO in 1987.

INTERNATIONAL BLUE CHIP FUND
JOHN ROGERS, CFA

John Rogers leads the portfolio management team for International Blue Chip Fund. John serves as the Chief Executive Officer and Chief Investment Officer for INVESCO's Global Investment Management Company in the United States. He has a BA in History from Yale University and an MA in East Asian Studies from Stanford University.

LATIN AMERICAN GROWTH FUND
DAVID MANUEL

David Manuel leads a team of specialists in the various countries and is a Portfolio Manager with INVESCO Asset Management Limited (London). David has a BA from Downing College and a PhD from Imperial College. He began his investment career in 1987, joined INVESCO in 1998, and has managed this fund since 1998.

PACIFIC BASIN FUND
ANNA TONG

Anna Tong leads the management team for Pacific Basin Fund and serves as Deputy Managing Director and Chief Investment Officer of INVESCO Asia. She has a BS in Accounting and a MBA from the University of California at Berkeley.
--------------------------------------------------------------------------------

YEAR 2000 COMPUTER ISSUE
(UNAUDITED)

Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Funds could be adversely affected.

In addition, the markets for, or values of, securities in which the Funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Funds' investments. At this time, it is generally believed that foreign issuers, particularly those in emerging and other markets, may be more vulnerable to Year 2000 problems than will be issuers in the U.S.

INVESCO | ANNUAL REPORT | OCTOBER 31, 1999

MARKET HEADLINES: NOVEMBER 1998 TO OCTOBER 1999
--------------------------------------------------------------------------------

World stock markets bounced back during the 12 months ended October 31, 1999, with virtually every major nation recording a gain in its major index. Leading the pack were some of the smaller European markets, such as Finland, Sweden, and Greece, and some of the Asian markets that had been especially punished last year, including Hong Kong and South Korea. Most notable of all, however, were the impressive gains in Japan, the slumbering giant whose economy had fallen into a steep recession the year before.

What caused the sudden burst in confidence? Clearly the liquidity provided to the world financial system in the form of interest rate cuts by many of the world's central banks helped. So did the continuing expansions in the United States and Europe. A degree of calm following the bottoming-out of Asian currencies also allowed investors to reconsider their worst-case scenarios for the fragile markets in Asia and Latin America. Perhaps the most direct explanation was simply that stocks had become cheap enough for many to see good buying opportunities.

As the global economy began to revive, firms supplying the commodities and machines to make it operate were among the first to feel the positive effects. Oil companies around the world began to prosper again as the price of crude more than doubled from its lows of 1998. Semiconductor makers enjoyed a rebound as worldwide demand remained strong, helping Taiwan and other Asian economies.

In the U.S., meanwhile, investors now worried about the side effects of too much growth: rising interest rates and creeping inflation. Torn between good profit news on the one hand and higher interest rates on the other, investors waffled and the domestic equity markets moved sideways, stuck in a "horizontal trading range," in Wall Street's parlance.

Because of the increasing linkage among markets around the world, Wall Street's concerns were also the world's. Periodic drops in American stock indexes were usually echoed overseas--especially in the European markets. Nevertheless, by the fall, many American investors were convinced that it was time to pack their bags for at least a modest trip overseas.


SINCE THE FUNDS ARE ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2)THE MSCI-EAFE, MSCI-AC EUROPE/MSCI-EUROPE, MSCI-PACIFIC, AND NIKKEI 225 ARE UNMANAGED INDEXES OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE INTERNATIONAL, EUROPEAN, PACIFIC BASIN, AND JAPANESE STOCK MARKETS, RESPECTIVELY.

TEN LARGEST COMMON STOCK HOLDINGS

INVESCO INTERNATIONAL FUNDS, INC.
OCTOBER 31, 1999

DESCRIPTION                                                                VALUE
--------------------------------------------------------------------------------
EUROPEAN FUND
Nokia Oyj                                                          $  20,586,634
Mannesmann AG Registered Shrs                                         18,907,187
Orange PLC                                                            17,513,608
Sage Group PLC                                                        16,644,059
Altran Technologies SA                                                15,997,248
Tomra Systems A/S A                                                   14,417,485
EM.TV & Merchandising AG                                              14,363,282
Telefonaktiebolaget LM Ericsson Series B Shrs                         13,284,455
Vodafone AirTouch PLC                                                 13,002,492
COLT Telecom Group PLC                                                12,983,868

INTERNATIONAL BLUE CHIP FUND
Kyocera Corp                                                       $   1,628,977
Nippon Telegraph & Telephone Sponsored ADR Representing
  1/200 Ord Shr                                                        1,547,500
National Australia Bank Ltd                                            1,542,266
HSBC Holdings PLC                                                      1,475,826
Societe Generale Series A Shrs                                         1,305,466
Unilever NV New York Registered Shrs                                   1,200,375
Portugal Telecom SA Sponsored ADR Representing Ord Shrs                1,188,000
ING Groep NV                                                           1,178,914
Total Fina SA                                                          1,169,499
Shell Transport & Trading PLC Sponsored ADR Representing
  6 Ord Shrs                                                           1,146,875

LATIN AMERICAN GROWTH FUND
Grupo Televisa SA de CV Participation Certificates Representing
  Series A, D & L Shrs                                                   948,352
Carso Global Telecomunicaciones SA Series A-1 Shrs                       940,358
Telecomunicacoes Brasileiras SA                                          664,210
Cemex SA de CV Participation Certificates                                602,647
Cia Paranaense de Energia-Copel                                          530,840
Kimberly-Clark de Mexico SA de CV Series A Shrs                          504,957
Quinenco SA Sponsored ADR Representing 10 Ord Shrs                       493,562
Sociedad Quimica y Minera de Chile SA Sponsored ADR Representing
  10 Series B Shrs                                                       435,938
CA La Electricidad de Caracas Sponsored ADR Representing
  50 Equity Units                                                        429,700
Cia Cervecerias Unidas SA Sponsored ADR Representing
  5 Cmn Shrs                                                             414,437

PACIFIC BASIN FUND
NTT Mobile Communications Network                                  $   4,538,808
Fujitsu Ltd                                                            3,490,226
Takeda Chemical Industries Ltd                                         2,927,271
Hutchison Whampoa Ltd                                                  2,911,384
Softbank Corp                                                          2,613,933
Winbond Electronics GDR Representing 10 Ord Shrs                       2,584,400
Murata Manufacturing Ltd                                               2,568,034
Rohm Co Ltd                                                            2,466,462
Secom Co Ltd                                                           2,454,006
Kookmin Bank                                                           2,346,425


Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES
INVESCO INTERNATIONAL FUNDS, INC.
OCTOBER 31, 1999

                                                                  SHARES,
                                                                 UNITS OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT            VALUE
European Fund
95.26    COMMON STOCKS, RIGHTS & WARRANTS
1.09     DENMARK
         Coloplast A/S Registered B Shrs             HC             4,000   $      393,100
         Falck A/S                                   AF             5,800          533,088
         Vestas Wind Systems A/S(a)                  MG            37,500        4,904,907
============================================================================================
                                                                                 5,831,095
5.48     FINLAND
         Helsingin Puhelin Oyj Series E Shrs         TN           130,000        6,169,431
         Nokia Oyj                                   CM           180,000       20,586,634
         Raisio Group PLC                            FD           385,800        2,510,134
============================================================================================
                                                                                29,266,199
18.52    FRANCE
         Altran Technologies SA                      EC            46,700       15,997,248
         AXA                                         IN            40,000        5,638,101
         Banque Nationale de Paris                   BK            70,000        6,143,680
         Cap Gemini SA                               CO            20,000        3,027,168
         Carrefour SA                                RT            40,000        7,399,744
         Compagnie de Saint Gobain                   BD            30,000        5,202,945
         Dassault Systemes SA                        CO           172,100        7,132,663
         Elf Aquitaine SA                            OG            50,000        7,357,700
         LVL Medical SA Warrants (Exp 2000)(a)       HC               380              979
         Penauille Polyservices                      SV             1,955          641,951
         Pinault-Printemps-Redoute SA                RT            35,000        6,669,755
         PSA Peugeot Citroen                         AM            50,000        9,591,288
         Sanofi-Synthelabo SA(a)                     HD           130,000        5,732,174
         Sidel SA                                    MY            90,000        8,986,905
         Total Fina SA Series B Shrs(b)              OG            65,000        8,779,313
         UBI Soft Entertainment SA(a)                TY             4,290          628,134
         UBI Soft Entertainment SA Warrants
           (Exp 2002)(a)(c)                          TY               390                0
============================================================================================
                                                                                98,929,748
9.97     GERMANY
         Aixtron AG                                  ES            55,500        6,183,621
         EM.TV & Merchandising AG                    BR           300,000       14,363,282
         EM.TV & Merchandising AG Rights(a)          BR           300,000            3,153
         Epcos AG(a)                                 ES            25,219        1,033,005
         Intershop Communications AG(a)              CO            12,420        1,560,032
         Kamps AG                                    FD            32,318        1,808,873


                                                                  SHARES,
                                                                 UNITS OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT            VALUE

         Kinowelt Medien AG(a)                       BR            10,867   $      633,938
         Mannesmann AG Registered Shrs               MY           120,000       18,907,187
         MobilCom AG                                 TC            37,797        1,988,408
         TDS Informationstechnologie AG              SV            15,300          257,309
         Veba AG                                     MY           120,000        6,494,537
============================================================================================
                                                                                53,233,345
0.00     GREECE
         Chipita International SA                    FD               395           13,084
============================================================================================
2.60     IRELAND
         Bank of Ireland PLC                         BK           600,000        4,685,804
         CBT Group PLC Sponsored ADR
           Representing Ord Shrs(a)                  CO           156,500        3,227,813
         Esat Telecom Group PLC Sponsored ADR
           Representing 2 Ord Shrs(a)                TL           126,700        5,669,825
         IONA Technologies PLC Sponsored ADR
           Representing Ord Shrs(a)                  CO             6,459          138,061
         Marlborough International PLC(a)            SV            80,966          182,972
============================================================================================
                                                                                13,904,475
1.51     ITALY
         Autogrill SpA                               RS           700,000        7,475,423
         Ciga SpA(a)                                 LH           645,700          604,039
============================================================================================
                                                                                 8,079,462
5.03     NETHERLANDS
         Equant NV(a)                                CO           110,000       10,694,943
         Grand Hotel Krasnapolsky NV                 LH             6,576          426,818
         Koninklijke Numico NV                       FD           180,000        7,331,423
         Seagull Holding NV(a)                       CO            25,000          261,461
         STMicroelectronics NV                       ES            60,000        5,266,011
         TNT Post Group NV                           AF           100,000        2,543,662
         Unique International NV                     SV            14,000          353,905
============================================================================================
                                                                                26,878,223
2.70     NORWAY
         Tomra Systems A/S A                         PC           376,998       14,417,485
============================================================================================
1.18     PORTUGAL
         Banco Comercial Portugues SA
           Registered Shrs                           BK           154,497        4,348,852
         M Accoes Portugal Closed End Fund(a)        IC            90,000        1,961,983
============================================================================================
                                                                                 6,310,835
7.22     SPAIN
         Amadeus Global Travel Distributions SA
           Series A Shrs(a)                          SV           178,902        1,069,970
         Banco Santander Central Hispano SA          BK           360,000        3,734,769
         Baron de Ley SA(a)                          BV            11,600          310,915

                                                                  SHARES,
                                                                 UNITS OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT            VALUE

         Sogecable SA(a)                             CA           203,974   $    5,608,627
         Telefonica SA(a)                            TN           461,347        7,584,177
         Telefonica Publicidad e Infomacion SA(a)    SV           450,000        9,814,646
         TelePizza SA (a)                            RS         1,950,400       10,414,332
============================================================================================
                                                                                38,537,436
7.49     SWEDEN
         Assa Abloy AB Series B Shrs                 MG           966,636       10,736,228
         Framtidsfabriken AB(a)                      CO            31,000        1,245,539
         Icon Medialab International AB(a)           SV            25,500        1,352,662
         Scandic Hotels AB                           LH            34,500          322,461
         Securitas AB Series B Shrs                  SV           402,500        5,960,647
         Semcon AB                                   SV            57,300          410,369
         Skandia Forsakrings AB                      IN           300,000        6,664,077
         Telefonaktiebolaget LM Ericsson
           Series B Shrs                             CM           320,000       13,284,455
============================================================================================
                                                                                39,976,438
5.38     SWITZERLAND
         Adecco SA Registered Shrs                   SV            10,757        6,523,245
         Bachem AG Registered B Shrs                 CH               450          664,206
         Charles Voegele Holding AG(a)               FT            40,000        7,613,047
         Kudelski SA Bearer Shrs(a)                  EL               260        1,081,840
         Roche Holdings AG                           HD               600        7,206,143
         Zurich Allied AG Registered Shrs            IN            10,000        5,663,845
============================================================================================
                                                                                28,752,326
26.79    UNITED KINGDOM
         Advanced Medical Solutions Group PLC(a)     HD           236,434           96,991
         Antonov PLC(a)                              AP           147,816          138,254
         ARM Holdings PLC(a)                         ES           200,000        5,670,950
         Arsenal Football Club PLC(a)                ET               146          598,928
         Atlantic Telecom Group PLC(a)               CA            40,000          231,695
         BP Amoco PLC                                OG           600,000        5,813,709
         British Aerospace PLC                       AE           400,000        2,333,360
         Celltech Chiroscience PLC(a)                BI            38,000          283,712
         COLT Telecom Group PLC(a)                   TN           435,000       12,983,868
         Compass Group PLC                           SV           550,000        5,884,267
         Countrywide Assured Group PLC               RE            86,450          209,947
         Finelist Group PLC                          AP           131,429          286,830
         General Electric PLC                        MG            24,000          260,509
         Greenway Holdings PLC(a)                    PC           163,749           72,548
         Halifax Group PLC                           FN           460,000        5,868,679
         ICON PLC Sponsored ADR Representing
           Ord Shrs(a)                               SV            11,500          155,250
         Lloyds TSB Group PLC                        BK           400,000        5,523,269
         Manchester United PLC                       ET         3,000,000       10,239,216


                                                                  SHARES,
                                                                 UNITS OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT            VALUE

         McCarthy & Stone PLC                        HB            75,000   $      242,443
         Memory Corp PLC GDR Representing
           25 Ord Shrs(a)                            CO             8,000          159,200
         Misys PLC                                   CO           810,710        6,757,894
         National Westminster Bank PLC               BK           400,000        9,018,387
         Orange PLC(a)                               TC           703,571       17,513,608
         Prudential PLC                              IN           350,000        5,481,837
         Psion PLC                                   CO            15,000          376,587
         Sage Group PLC                              CO           325,000       16,644,059
         Savills PLC                                 SV           130,000          369,038
         SEMA Group PLC                              CO           503,712        6,571,001
         SmithKline Beecham PLC                      HD           500,000        6,432,328
         Tottenham Hotspur PLC                       ET           500,000          582,520
         Vodafone AirTouch PLC                       TC         2,800,000       13,002,492
         WPP Group PLC(a)                            SV           300,000        3,251,443
============================================================================================
                                                                               143,054,819
0.30     UNITED STATES
         OXiGENE Inc(a)                              HD           100,000        1,575,000
============================================================================================
         TOTAL COMMON STOCKS, RIGHTS &
           WARRANTS (Cost $367,634,706)                                        508,759,970
============================================================================================
3.44     PREFERRED STOCKS
3.44     GERMANY
         Marschollek, Lautenschlaeger und Partner AG
           Non-Voting Pfd                            IN            33,900        7,144,274
         Porsche AG, Non-Voting Pfd                  AM             2,500        6,832,150
         SAP AG, Non-Voting Pfd                      CO            10,000        4,414,620
============================================================================================
         TOTAL PREFERRED STOCKS (Cost $13,016,392)                              18,391,044
============================================================================================
1.30     SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
1.30     UNITED STATES
         Repurchase  Agreement with State Street
           dated 10/29/1999 due 11/1/1999
           at 5.130%,  repurchased at $6,918,957
           (Collateralized by US Treasury
           Notes, due 1/31/2001 at 4.500%,
           value $7,068,533) (Cost $6,916,000)       RA    $    6,916,000        6,916,000
============================================================================================
100.00   TOTAL INVESTMENT SECURITES AT VALUE
         (Cost $387,567,098)
         (Cost for Income Tax Purposes
         (Cost $387,684,659)                                           $       534,067,014
============================================================================================

International Blue Chip Fund
98.55    COMMON STOCKS
5.21     AUSTRALIA
         National Australia Bank Ltd                 BK           100,000   $    1,542,266
         News Corp Ltd                               ET            90,000          650,428
         Rio Tinto Ltd                               GP            25,594          411,153
============================================================================================
                                                                                 2,603,847

                                                                  SHARES,
                                                                 UNITS OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT            VALUE

2.28     DENMARK
         Den Danske Bank Group                       BK            10,000   $    1,138,292
============================================================================================
1.44     FINLAND
         Nokia Oyj                                   CM             6,308          721,447
============================================================================================
10.05    FRANCE
         AXA                                         IN             2,753          388,042
         AXA Sponsored ADR Representing 1/2 Shr      IN             4,000          279,000
         Cie Generale des Etablissaments Michelin
           Series B Shrs                             AP            18,000          783,280
         Credit Commercial de France                 BK             4,000          460,382
         Groupe Danone                               FD             2,500          637,229
         Societe Generale Series A Shrs              BK             6,000        1,305,466
         Total Fina SA                               OG            17,537        1,169,499
============================================================================================
                                                                                 5,022,898
5.79     GERMANY
         BASF AG                                     CH            13,000          577,317
         Bayer AG                                    CH            12,000          488,383
         DaimlerChrysler AG                          AM            12,000          933,000
         Deutsche Bank AG Registered Shrs            BK            12,500          893,172
============================================================================================
                                                                                 2,891,872
4.81     ITALY
         Ente Nazionale Idrocarburi SpA
           Registered Shrs                           OG           150,000          876,617
         San Paolo-IMI SpA Sponsored ADR
           Representing 2 Ord Shrs                   BK            35,000          931,875
         Telecom Italia Mobile SpA                   TC            40,000          249,741
         Telecom Italia SpA Sponsored ADR
           Representing 10 Ord Shrs                  TN             4,000          346,000
============================================================================================
                                                                                 2,404,233
23.34    JAPAN
         Bank of Tokyo-Mitsubishi Ltd                BK               850           14,074
         Canon Inc                                   OE            20,000          565,351
         Canon Inc Sponsored ADR Representing
           Ord Shrs                                  OE            15,000          426,563
         Daiichi Pharmaceutical Ltd                  HD            40,000          573,016
         Fuji Photo Film Ltd                         PI            30,000          963,013
         Hitachi Ltd Sponsored ADR Representing
           10 Cmn Shrs                               EE             4,000          435,000
         Honda Motor Ltd Sponsored ADR
           Representing 2 Ord Shrs                   AM            12,000        1,009,500
         Kyocera Corp                                EL            17,000        1,628,977
         Mitsubishi Heavy Industries Ltd             MY           200,000          783,825
         Murata Manufacturing Ltd                    EE             6,000          770,410
         Nintendo Co Ltd                             TY             5,500          872,221
         Nippon Telegraph & Telephone Sponsored ADR
           Representing 1/200 Ord Shr                TN            20,000        1,547,500
         Nomura Securities Ltd                       IV            19,000          313,329
         Sony Corp Sponsored ADR Representing
           Ord Shrs                                  ET             7,000        1,118,250

                                                                  SHARES,
                                                                 UNITS OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT            VALUE

         Takefuji Corp                               CF             5,000   $      646,800
============================================================================================
                                                                                11,667,829
1.71     MEXICO
         Telefonos de Mexico SA Class L Sponsored ADR
           Representing 20 Series L Shrs             TN            10,000          855,000
============================================================================================
7.87     NETHERLANDS
         ABN AMRO Holding NV Sponsored ADR
           Representing Ord Shrs                     BK            30,000          725,625
         ING Groep NV                                IN            20,000        1,178,914
         Koninklijke Philips Electronics NV New York
           Registered Shrs Representing Ord Shrs     EL             8,000          831,500
         Unilever NV New York Registered Shrs        CG            18,000        1,200,375
============================================================================================
                                                                                 3,936,414
2.45     PORTUGAL
         BPI-SGPS SA Registered Shrs                 IV             9,600           38,344
         Portugal Telecom SA Sponsored ADR
           Representing Ord Shrs                     TN            27,000        1,188,000
============================================================================================
                                                                                 1,226,344
1.05     SOUTH KOREA
         SK Telecom Ltd Sponsored ADR
           Representing 1/90 Ord Shr                 TC            40,000          522,500
============================================================================================
4.93     SPAIN
         Banco Popular Espanol SA                    BK            11,000          739,974
         Endesa SA                                   EU            40,000          800,097
         Repsol SA Sponsored ADR Representing
           Ord Shrs                                  OG            45,000          922,500
============================================================================================
                                                                                 2,462,571
1.67     SWEDEN
         Telefonaktiebolaget LM Ericsson
           Series B Shrs                             CM            20,079          833,558
============================================================================================
4.25     SWITZERLAND
         Nestle SA Registered Shrs                   FD               550        1,061,233
         Novartis AG Registered Shrs                 HD               325          486,316
         Zurich Allied AG Registered Shrs            IN             1,022          578,845
============================================================================================
                                                                                 2,126,394
21.70    UNITED KINGDOM
         Abbey National PLC                          FN            19,100          372,960
         AstraZeneca Group PLC Sponsored ADR
           Representing Ord Shrs                     HD            22,500        1,029,375
         British Airways PLC Sponsored ADR
           Representing 10 Ord Shrs                  AR             7,500          389,063
         British Telecommunications PLC              TN            24,980          452,321
         British Telecommunications PLC Sponsored ADR
           Representing 10 Ord Shrs                  TN             2,700          486,000
         Corus Group PLC Sponsored ADR
           Representing 10 Ord Shrs                  IS            20,000          386,250



                                                                  SHARES,
                                                                 UNITS OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT            VALUE

         Glaxo Wellcome PLC                          HD             9,900   $      291,759
         Glaxo Wellcome PLC Sponsored ADR
           Representing 2 Ord Shrs                   HD            10,000          598,750
         HSBC Holdings PLC                           BK           120,000        1,475,826
         Marks & Spencer PLC                         RT           125,000          574,315
         National Westminster Bank PLC               BK            30,000          676,379
         PowerGen PLC                                EU            60,000          525,252
         Scottish Power PLC                          EU            90,000          833,659
         Shell Transport & Trading PLC New York Registered
           Shrs Sponsored ADR Representing 6
           Ord Shrs                                  OG            25,000        1,146,875
         SmithKline Beecham PLC                      HD            44,900          577,623
         SmithKline Beecham PLC Sponsored ADR
           Representing 5 Ord Shrs                   HD             4,000          256,000
         Vodafone AirTouch PLC                       TC           167,400          777,363
============================================================================================
                                                                                10,849,770
         TOTAL COMMON STOCKS (Cost $43,236,194)                                 49,262,969
============================================================================================
1.45     PREFERRED STOCKS
1.45     GERMANY
         SAP AG, Pfd                                 CO               815          359,792
         SAP AG Sponsored ADR Representing 1/12
           Pfd Shr                                   CO            10,000          365,625
============================================================================================
         TOTAL PREFERRED STOCKS (Cost $423,823)                                    725,417
============================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $43,660,017)
         (Cost for Income Tax Purposes $44,423,993)                         $   49,988,386
============================================================================================

Latin American Growth Fund
59.39    COMMON STOCKS
6.42     ARGENTINA
         Acindar Industria Argentina de Aceros
           Series B Shrs(a)                          IS            93,517   $      150,638
         Banco de Galicia y Buenos Aires SA de CV
           Sponsored ADR Representing 4 Class B Shrs BK            10,000          211,250
         Banco Hipotecario SA(a)                     FN            21,507          244,225
         Banco Rio de la Plata SA Sponsored ADR
           Representing 2 Class B Shrs               BK            26,650          343,119
         Bansud SA Series B Shrs(a)                  BK            50,000          123,562
         Juan Minetti SA(a)                          BD           102,162          276,998
============================================================================================
                                                                                 1,349,792
7.61     BRAZIL
         Cia Paranaense de Energia-Copel             EU       132,000,000          530,840
         Rossi Residencial SA GDR Regulation S
           Representing 5 Ord Shrs(e)                HB            58,600           43,950
         Tele Centro Sul Participacoes SA(a)         TN        49,936,000          360,962


                                                                  SHARES,
                                                                 UNITS OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT            VALUE

         Telecomunicacoes Brasileiras SA             TN        12,837,000   $      664,210
============================================================================================
                                                                                 1,599,962
7.04     CHILE
         Cia Cervecerias Unidas SA Sponsored ADR
           Representing 5 Cmn Shrs                   BV            19,000          414,437
         Embotelladora Arica SA Sponsored ADR
           Representing 10 Class B Shrs(d)           BV            15,000          135,000
         Quinenco SA Sponsored ADR
           Representing 10 Ord Shrs                  FN            53,000          493,562
         Sociedad Quimica y Minera de Chile SA
           Sponsored ADR Representing 10 Series
           B Shrs                                    CH            15,000          435,938
============================================================================================
                                                                                 1,478,937
31.46    MEXICO
         Alfa SA de CV Participation Certificates
           Series A Shrs(a)                          CH           108,568          413,646
         Carso Global Telecomunicaciones SA
           Series A-1 Shrs(a)                        TL           140,000          940,358
         Cemex SA de CV Participation Certificates   BD           135,000          602,647
         Consorcio ARA SA de CV
           Regulation S Sponsored ADR
              Representing 10 Shrs(a)(e)             HB             4,200           47,526
           Sponsored ADR Representing 10 Shrs(a)(d)  HB            17,796          201,376
         Corporacion GEO SA de CV Series B Shrs(a)   HB           100,000          251,233
         Grupo Carso SA de CV Series A-1 Shrs(a)     CG            84,375          352,128
         Grupo Financiero Bancomer SA de CV
           Series O Shrs(a)                          FN         1,475,732          386,073
         Grupo Financiero Banorte SA de CV
           Series O Shrs(a)                          FN           250,000          308,850
         Grupo Industrial Bimbo SA de CV
           Series A Shrs(a)                          FD           180,000          329,260
         Grupo Industrial Maseca SA de CV
           Series B Shrs                             FD           550,000          253,517
         Grupo Industrial Saltillo SA de CV
           Series B Shrs                             IS           150,000          390,864
         Grupo Posadas SA Series A Shrs(a)           LH           291,600          157,417
         Grupo Televisa SA de CV Participation Certificates
           Representing Series A, D & L Shrs(a)      BR            45,000          948,352
         Industrias Penoles SA Participation
           Certificates                              MM           100,000          314,560
         Kimberly-Clark de Mexico SA de CV
           Series A Shrs                             PF           160,000          504,957
         Pepsi-Gemex SA Sponsored GDR
           Representing 6 Ord Participation
           Certificates(a)                           BV            45,000          208,125
============================================================================================
                                                                                 6,610,889
1.14     PANAMA
         Banco Latinoamericano de Exportaciones SA
           Series E Shrs                             BK            10,000          239,375
============================================================================================


                                                                  SHARES,
                                                                 UNITS OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT            VALUE

3.68     PERU
         Credicorp Ltd                               FN            38,250   $      406,406
         Ferreyros SA                                MY           414,036          225,000
         Union de Cervecerias Backus y Johnston SAA
           Series I Shrs                             BV           385,560          142,257
============================================================================================
                                                                                   773,663
2.04     VENEZUELA
         CA La Electricidad de Caracas Sponsored ADR
           Representing 50 Equity Units              EU            22,796          429,700
============================================================================================
         TOTAL COMMON STOCKS (Cost $15,407,610)                                 12,482,318
============================================================================================
34.04    PREFERRED STOCKS
3.48     ARGENTINA
         Nortel Inversora SA ADR
           Representing 1/20th Pfd B Shr             TL            48,300          730,537
============================================================================================
28.82    BRAZIL
         Cia Cimento Portland Itau Pfd               BD         1,250,000          123,271
         Cia de Tecidos Norte de Minas Coteminas Pfd TA         3,800,000          268,453
         Cia Energetica de Brasilia Pfd
           Series A Shrs(a)                          EU         2,080,000           34,631
         Cia Energetica de Minas Gerais Pfd          EU        26,711,876          381,794
         Cia Energetica do Ceara-Coelce Series A
           Shrs Pfd                                  EU        99,496,350          208,983
         Cia Vale do Rio Doce Pfd A Shrs(a)          MM            29,800          581,192
         Eletropaulo Metropolitana SA Pfd(a)         EU         8,728,000          397,947
         Embratel Participacoes SA Pfd               TL        29,000,000          366,957
         Investimentos Itaus SA Pfd                  CG           850,000          518,186
         Investimentos Itaus SA Pfd Receipts         CG            40,287           23,528
         Petroleo Brasileiro SA Pfd                  OG         6,839,900        1,093,263
         Renner Participacoes SA Pfd                 RT        10,000,000           15,113
         Tele Centro Sul Participacoes SA ADR
           Representing 5,000 Pfd Shrs               TN             4,000          239,000
         Telecomunicacoes Brasileiras SA Sponsored ADR
           Representing 1,000 Pfd Shrs               TN             6,000              281
         Telecomunicacoes de Sao Paulo SA Pfd        TN         2,025,000          190,881
         Telemar Pfd                                 TN        25,000,000          418,801
         Ultrapar Participacoes SA Sponsored ADR
           Representing 1,000 Pfd Shrs(a)            NG            15,000          166,875
         Usinas Siderurgicas de Minas Gerais SA
           Pfd A Shrs(a)                             IS           100,000          364,242
         Votorantim Celulose e Papel SA Pfd          PF        22,000,000          664,508
============================================================================================
                                                                                 6,057,906
1.74     LUXEMBOURG
         Quilmes Industrial Quinsa SA Sponsored ADR
           Representing Non-Voting Pfd               BV            35,000          365,313
============================================================================================
         TOTAL PREFERRED STOCKS (Cost $9,860,139)                                7,153,756
============================================================================================


                                                                  SHARES,
                                                                 UNITS OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT            VALUE

6.57     OTHER SECURITIES
1.76     BRAZIL
         Uniao de Bancos Brasileiros SA Units
           (Each unit consists of 1 Pfd Shr of Unibanco
           and 1 Pfd B Shr of Unibanco holdings)     BK         8,000,000   $      368,852
============================================================================================
4.81     MEXICO
         Controladora  Comercial Mexicana SA
           de CV GDR Representing 20 Linked BC
           Units (Each unit consists of 3 Series B
           Shrs and 1 Series C Shr)                  RT           21,500            354,750
         Fomento Economico Mexicano SA de CV Sponsored
           ADR Representing 10 Units (Each unit
           consists of 10 Series B Shrs, 20
           Series D-B Shrs and 20 Series D-L Shrs)   BV           20,000           656,250
============================================================================================
                                                                                 1,011,000
         TOTAL OTHER SECURITIES (Cost $1,078,906)                                1,379,852
============================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
          (Cost $26,346,655)
          (Cost for Income Tax Purposes $26,558,545)                        $   21,015,926
============================================================================================

Pacific Basin Fund
96.99    COMMON STOCKS, RIGHTS & WARRANTS
5.02     AUSTRALIA
         Broken Hill Proprietary Ltd                 IS           101,570   $    1,049,088
         North Ltd                                   MM           950,000        1,834,468
         Rio Tinto Ltd                               GP            59,905          962,339
         WMC Ltd                                     GP           243,000        1,042,234
============================================================================================
                                                                                 4,888,129
1.05     CHINA
         Yizheng Chemical Fibre Ltd H Shrs(a)        CH         3,726,000        1,019,081
============================================================================================
9.66     HONG KONG
         Bank of East Asia Ltd                       BK           230,000          503,250
         Cable & Wireless HKT Ltd                    TL           388,000          886,415
         Cheung Kong Holdings Ltd                    RL           190,000        1,724,049
         China Everbright Ltd                        RT         2,768,000        1,977,270
         COSCO Pacific Ltd                           SV         1,900,000        1,406,139
         Hutchison Whampoa Ltd                       CG           290,000        2,911,384
============================================================================================
                                                                                 9,408,507
1.77     INDONESIA
         PT Bank Internasional Indonesia
           Warrants (Exp 2000)(a)                    BK            42,410               37
         PT Bank Pan Indonesia Tbk Warrants
           (Exp 2002)(a)                             BK         1,110,000           43,912
         PT Indah Kiat Pulp & Paper Tbk(a)           PF         2,480,000        1,071,941


                                                                  SHARES,
                                                                 UNITS OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT            VALUE

         PT Lippo Bank Tbk Foreign Shrs(a)           BK        18,400,000   $      606,593
============================================================================================
                                                                                 1,722,483
51.52    JAPAN
         Aiful Corp                                  CF             6,700        1,040,054
         Bank of Tokyo-Mitsubishi Ltd                BK               500            8,279
         Bridgestone Corp                            AP            51,000        1,402,549
         Canon Inc                                   OE            38,000        1,074,166
         Fujitsu Ltd                                 CO           116,000        3,490,226
         Hikari Tsushin                              CM             2,800        2,251,054
         Ito-Yokado Co Ltd                           RT            13,000        1,038,904
         Jafco Co Ltd                                CF            10,000        1,121,119
         Kao Corp                                    PL            56,000        1,706,401
         Kitagawa Industries Ltd                     MG                25              443
         Matsushita-Kotobuki Electronics
           Industries Ltd                            EL            40,000          827,903
         Moshi Moshi Hotline                         SV            11,000        1,370,257
         Murata Manufacturing Ltd                    EE            20,000        2,568,034
         Mycal Card                                  CF            21,500          947,681
         Nidec Corp                                  CO             4,000          776,160
         Nippon Telegraph & Telephone                TL               135        2,069,759
         NTT Mobile Communications Network           TC               171        4,538,808
         Orix Corp                                   FN            11,100        1,489,076
         Paramount Bed Ltd                           HC            11,000        1,296,474
         Paris Miki                                  PL            18,000        1,448,831
         Rohm Co Ltd                                 EL            11,000        2,466,462
         Ryohin Keikaku Ltd                          RT             5,000          961,096
         Secom Co Ltd                                SV            23,000        2,454,006
         Seven-Eleven Japan Ltd                      RT            12,000        1,098,122
         Shiseido Co Ltd                             PL            50,000          761,786
         Shohkoh Fund & Co Ltd                       FN             2,400        1,467,229
         Softbank Corp                               CO             6,300        2,613,933
         Sony Corp                                   EL            12,200        1,900,843
         Takeda Chemical Industries Ltd              HD            51,000        2,927,271
         TDK Corp                                    CO            15,000        1,467,516
         Tokyo Electron Ltd                          ES             5,000          414,910
         Toshiba Corp                                ES           183,000        1,150,326
============================================================================================
                                                                                50,149,678
3.34     MALAYSIA
         Berjaya Sports Toto Berhad                  GM           483,000        1,048,620
         Malayan Banking Berhad                      BK           350,000        1,188,159
         United Engineers Berhad(a)                  EC           600,000        1,018,422
         United Engineers Berhad Warrants
           (Exp 2002)(a)(c)                          EC           120,000                0
============================================================================================
                                                                                 3,255,201
0.21     PHILIPPINES
         Philippine Long Distance Telephone          TL            10,000          207,970
============================================================================================


                                                                  SHARES,
                                                                 UNITS OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT            VALUE

8.79     SINGAPORE
         Chartered Semiconductor Manufacturing(a)    ES           105,000   $      211,097
         City Developments Ltd                       RL           292,000        1,509,316
         DBS Group Holdings Ltd                      BK           145,375        1,642,655
         DBS Land Ltd                                RL           720,000        1,332,853
         NatSteel Electronics Ltd                    EE           452,000        1,765,837
         Neptune Orient Lines Ltd(a)                 SH         1,445,000        2,093,070
============================================================================================
                                                                                 8,554,828
6.15     SOUTH KOREA
         Kookmin Bank                                BK           150,510        2,346,425
         Kookmin Bank Rights(c)                      BK            11,100                0
         Pohang Iron & Steel Ltd                     IS            11,310        1,357,766
         Pohang Iron & Steel Ltd Sponsored ADR
           Representing 1/4th Ord Shr                IS             7,610          253,984
         Samsung Electronics                         ES             5,704          951,063
         Shinhan Bank                                BK           102,000        1,079,950
============================================================================================
                                                                                 5,989,188
5.62     TAIWAN
         Far Eastern Textile Ltd GDR
           Representing 10 TWD Shrs(a)(b)            TA           142,200        2,044,125
         Macronix International Ltd Sponsored ADR
           Representing 10 Shrs(a)                   ES            70,700          839,563
         Winbond Electronics GDR
           Representing 10 Ord Shrs(a)               EQ           142,000        2,584,400
============================================================================================
                                                                                 5,468,088
1.49     THAILAND
         Siam Cement PLC Foreign Shrs(a)             BD            56,000        1,450,777
         Thai Farmers Bank PLC Warrants
           (Exp 2002)(a)                             BK             1,875              418
============================================================================================
                                                                                 1,451,195
1.33     UNITED KINGDOM
         HSBC Holdings PLC                           BK           107,948        1,295,598
============================================================================================
1.04     UNITED STATES
         Fujitsu Support & Service                   SV             3,600        1,010,732
============================================================================================
         TOTAL COMMON STOCKS, RIGHTS & WARRANTS
           (Cost $68,079,265)                                                   94,420,678
============================================================================================
3.01     PREFERRED STOCKS
3.01     THAILAND
         Siam Commercial Bank PLC, Pfd Foreign Shrs(a)(d)
           (Cost $3,494,302)                         BK         2,582,000        2,926,490
============================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $71,573,567)
         (Cost for Income Tax Purposes $74,939,138)                         $   97,347,168
============================================================================================

(a)  Security is non-income producing.
(b) On November 12, 1999, Elf Aquitaine SA shares of 50,000 were exchanged for 73,076 shares of Total Fina SA.
(c)  Security has no market value at October 31, 1999.
(d) Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.
(e)  The following are restricted securities at October 31, 1999:


SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES
                                                                                 VALUE AS
                                                 ACQUISITION    ACQUISITION          % OF
DESCRIPTION                                          DATE(S)           COST    NET ASSETS
-----------------------------------------------------------------------------------------
LATIN AMERICAN GROWTH FUND
Consorcio ARA SA deCV Regulation S
   Sponsored ADR Representing 10 Shrs    1/7/1997-10/17/1997     $   63,175        0.22%
Rossi Residencial GDR Regulation S
   Representing 5 Ord Shrs                         7/15/1997        820,400        0.20
========================================================================================
                                                                                   0.42%
========================================================================================


SUMMARY OF INVESTMENTS BY INDUSTRY

                                                                      % OF
                                               INDUSTRY         INVESTMENT
INDUSTRY                                           CODE         SECURITIES           VALUE
------------------------------------------------------------------------------------------
EUROPEAN FUND
Aerospace & Defense                                  AE               0.44%  $   2,333,360
Air Freight                                          AF               0.58       3,076,750
Auto Parts                                           AP               0.08         425,084
Automobiles                                          AM               3.07      16,423,438
Banks                                                BK               6.26      33,454,761
Beverages                                            BV               0.06         310,915
Biotechnology                                        BI               0.05         283,712
Broadcasting                                         BR               2.81      15,000,373
Building Materials                                   BD               0.97       5,202,945
Cable                                                CA               1.09       5,840,322
Chemicals                                            CH               0.12         664,206
Communications-- Equipment & Manufacturing           CM               6.34      33,871,089
Computer Related                                     CO              11.65      62,211,041
Electronics                                          EL               0.20       1,081,840
Electronics-- Semiconductor                          ES               3.40      18,153,587
Engineering & Construction                           EC               3.00      15,997,248
Entertainment                                        ET               2.14      11,420,664
Financial                                            FN               1.10       5,868,679
Foods                                                FD               2.18      11,663,514
Footwear                                             FT               1.43       7,613,047
Health Care Drugs-- Pharmaceuticals                  HD               3.94      21,042,636
Health Care Related                                  HC               0.07         394,079
Homebuilding                                         HB               0.05         242,443
Insurance                                            IN               5.73      30,592,133
Investment Companies                                 IC               0.37       1,961,983
Lodging-- Hotels                                     LH               0.25       1,353,318
Machinery                                            MY               6.44      34,388,629

SUMMARY OF INVESTMENTS BY INDUSTRY (CONTINUED)
                                                                      % OF
                                               INDUSTRY         INVESTMENT
INDUSTRY                                           CODE         SECURITIES           VALUE
------------------------------------------------------------------------------------------
EUROPEAN FUND (CONTINUED)
Manufacturing                                        MG               2.98%  $  15,901,644
Oil & Gas Related                                    OG               4.11      21,950,722
Pollution Control                                    PC               2.71      14,490,033
Real Estate Investment Trust                         RE               0.04         209,947
Repurchase Agreements                                RA               1.30       6,916,000
Restaurants                                          RS               3.35      17,889,755
Retail                                               RT               2.63      14,069,499
Services                                             SV               6.78      36,227,674
Telecommunications-- Cellular & Wireless             TC               6.09      32,504,508
Telecommunications-- Long Distance                   TL               1.06       5,669,825
Telephone                                            TN               5.01      26,737,476
Toys                                                 TY               0.12         628,135
==========================================================================================
                                                                    100.00%  $ 534,067,014
==========================================================================================

INTERNATIONAL BLUE CHIP FUND
Airlines                                             AR               0.78%  $     389,063
Auto Parts                                           AP               1.57         783,280
Automobiles                                          AM               3.89       1,942,500
Banks                                                BK              19.81       9,903,331
Chemicals                                            CH               2.13       1,065,700
Communications-- Equipment & Manufacturing           CM               3.11       1,555,005
Computer Related                                     CO               1.45         725,417
Conglomerates                                        CG               2.40       1,200,375
Consumer Finance                                     CF               1.29         646,800
Electric Utilities                                   EU               4.32       2,159,008
Electrical Equipment                                 EE               2.41       1,205,410
Electronics                                          EL               4.92       2,460,477
Entertainment                                        ET               3.54       1,768,678
Financial                                            FN               0.75         372,960
Foods                                                FD               3.40       1,698,462
Gold & Precious Metals Mining                        GP               0.82         411,153
Health Care Drugs-- Pharmaceuticals                  HD               7.63       3,812,839
Insurance                                            IN               4.85       2,424,801
Investment Bank/Broker Firm                          IV               0.70         351,673
Iron & Steel                                         IS               0.77         386,250
Machinery                                            MY               1.57         783,825
Office Equipment & Supplies                          OE               1.98         991,914
Oil & Gas Related                                    OG               8.23       4,115,491
Photography & Imaging                                PI               1.93         963,013
Retail                                               RT               1.16         574,315
Telecommunications-- Cellular & Wireless             TC               3.10       1,549,604
Telephone                                            TN               9.75       4,874,821
Toys                                                 TY               1.74         872,221
==========================================================================================
                                                                    100.00%  $  49,988,386
==========================================================================================

LATIN AMERICAN GROWTH FUND
Banks                                                BK               6.12%  $   1,286,158
Beverages                                            BV               9.14       1,921,382
Broadcasting                                         BR               4.51         948,352
Building Materials                                   BD               4.77       1,002,916
Chemicals                                            CH               4.04         849,584
Conglomerates                                        CG               4.25         893,842

SUMMARY OF INVESTMENTS BY INDUSTRY (CONTINUED)

                                                                      % OF
                                               INDUSTRY         INVESTMENT
INDUSTRY                                           CODE         SECURITIES           VALUE
------------------------------------------------------------------------------------------
LATIN AMERICAN GROWTH FUND (CONTINUED)
Electric Utilities                                   EU               9.44%  $   1,983,895
Financial                                            FN               8.75       1,839,116
Foods                                                FD               2.77         582,777
Homebuilding                                         HB               2.59         544,085
Iron & Steel                                         IS               4.31         905,744
Lodging-- Hotels                                     LH               0.75         157,417
Machinery                                            MY               1.07         225,000
Metals Mining                                        MM               4.26         895,752
Natural Gas                                          NG               0.80         166,875
Oil & Gas Related                                    OG               5.20       1,093,263
Paper & Forest Products                              PF               5.57       1,169,465
Retail                                               RT               1.76         369,863
Telecommunications-- Long Distance                   TL               9.70       2,037,852
Telephone                                            TN               8.92       1,874,135
Textile-- Apparel Manufacturing                      TA               1.28         268,453
==========================================================================================
                                                                    100.00%  $  21,015,926
==========================================================================================

PACIFIC BASIN FUND
Auto Parts                                           AP               1.44%  $   1,402,549
Banks                                                BK              11.96      11,641,765
Building Materials                                   BD               1.49       1,450,777
Chemicals                                            CH               1.05       1,019,081
Communications-- Equipment & Manufacturing           CM               2.31       2,251,054
Computer Related                                     CO               8.58       8,347,835
Conglomerates                                        CG               2.99       2,911,384
Consumer Finance                                     CF               3.19       3,108,854
Electrical Equipment                                 EE               4.45       4,333,871
Electronics                                          EL               5.34       5,195,208
Electronics-- Semiconductor                          ES               3.66       3,566,959
Engineering & Construction                           EC               1.05       1,018,424
Equipment-- Semiconductor                            EQ               2.66       2,584,400
Financial                                            FN               3.04       2,956,305
Gaming                                               GM               1.08       1,048,619
Gold & Precious Metals Mining                        GP               2.06       2,004,573
Health Care Drugs-- Pharmaceuticals                  HD               3.01       2,927,271
Health Care Related                                  HC               1.33       1,296,474
Iron & Steel                                         IS               2.73       2,660,838
Manufacturing                                        MG               0.00             443
Metals Mining                                        MM               1.89       1,834,468
Office Equipment & Supplies                          OE               1.10       1,074,166
Paper & Forest Products                              PF               1.10       1,071,941
Personal Care                                        PL               4.02       3,917,018
Real Estate Related                                  RL               4.69       4,566,218
Retail                                               RT               5.21       5,075,392
Services                                             SV               6.41       6,241,134
Shipping                                             SH               2.15       2,093,070
Telecommunications-- Cellular & Wireless             TC               4.66       4,538,808
Telecommunications-- Long Distance                   TL               3.25       3,164,144
Textile-- Apparel Manufacturing                      TA               2.10       2,044,125
==========================================================================================
                                                                    100.00%  $  97,347,168
==========================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO INTERNATIONAL FUNDS, INC.
OCTOBER 31, 1999

                                                                             INTERNATIONAL
                                                               EUROPEAN          BLUE CHIP
                                                                   FUND               FUND
------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                         $     387,567,098   $     43,660,017
==========================================================================================
   At Value(a)                                        $     534,067,014   $     49,988,386
Cash                                                             14,884                  0
Foreign Currency (Cost $291,739 and $2,024,
  respectively)                                                 291,040              1,989
Receivables:
   Investment Securities Sold                                10,716,574          2,149,904
   Fund Shares Sold                                           5,129,360            279,158
   Dividends and Interest                                       595,929             98,188
Appreciation on Forward Foreign Currency Contracts                    0                449
Prepaid Expenses and Other Assets                                88,705             72,001
==========================================================================================
TOTAL ASSETS                                                550,903,506         52,590,075
==========================================================================================
LIABILITIES
Payables:
   Custodian                                                          0             49,922
   Distributions to Shareholders                                  7,785             23,800
   Investment Securities Purchased                            2,886,938            728,492
   Fund Shares Repurchased                                    1,439,583             48,370
Depreciation on Forward Foreign Currency Contracts               60,030                  0
Accrued Distribution Expenses                                   113,299             10,624
Accrued Expenses and Other Payables                             138,894             18,625
==========================================================================================
TOTAL LIABILITIES                                             4,646,529            879,833
==========================================================================================
NET ASSETS AT VALUE                                   $     546,256,977   $     51,710,242
==========================================================================================
NET ASSETS
Paid-in Capital(b)                                    $     391,604,813   $     44,637,985
Accumulated Undistributed (Distributions in Excess of)
   Net Investment Income (Loss)                                 (32,101)            26,316
Accumulated Undistributed Net Realized Gain on
   Investment Securities and Foreign Currency
   Transactions                                               8,188,149            716,622
Net Appreciation of Investment Securities and
   Foreign Currency Transactions                            146,496,116          6,329,319
==========================================================================================
NET ASSETS AT VALUE                                   $     546,256,977   $     51,710,242
==========================================================================================
Shares Outstanding                                           30,323,269          4,605,169
NET ASSET VALUE, Offering and Redemption
   Price per Share                                    $           18.01   $          11.23
==========================================================================================


(a) Investment securities at cost and value at October 31, 1999 includes a repurchase agreement of $6,916,000 for European Fund.

(b) The Fund has 800 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to European Fund and 100 million have been allocated to International Blue Chip Fund.

See Notes to Financial Statements

INVESCO INTERNATIONAL FUNDS, INC.
OCTOBER 31, 1999

                                                         LATIN AMERICAN            PACIFIC
                                                                 GROWTH              BASIN
                                                                   FUND               FUND
------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost                                            $      26,346,655   $     71,573,567
==========================================================================================
   At Value                                           $      21,015,926   $     97,347,168
Cash                                                            284,577          3,993,423
Foreign Currency (Cost $0 and $2,061,064,
  respectively)                                                       0          2,062,730
Receivables:
   Investment Securities Sold                                   101,405          3,628,485
   Fund Shares Sold                                             124,068          2,053,983
   Dividends and Interest                                       106,310             73,552
Prepaid Expenses and Other Assets                                17,714             68,819
==========================================================================================
TOTAL ASSETS                                                 21,650,000        109,228,160
==========================================================================================
LIABILITIES
Payables:
   Distributions to Shareholders                                    868                  0
   Investment Securities Purchased                                    0          5,141,804
   Fund Shares Repurchased                                       48,988            934,764
Depreciation on Forward Foreign Currency Contracts                    0            315,924
Accrued Distribution Expenses                                     4,450             21,210
Accrued Expenses and Other Payables                              38,986             68,752
==========================================================================================
TOTAL LIABILITIES                                                93,292          6,482,454
==========================================================================================
NET ASSETS AT VALUE                                   $      21,556,708   $    102,745,706
==========================================================================================
NET ASSETS
Paid-in Capital(a)                                    $      43,466,468   $    103,390,807
Accumulated Undistributed (Distributions in Excess of)
   Net Investment Loss                                           (3,057)           204,470
Accumulated Undistributed Net Realized Loss on Investment
   Securities and Foreign Currency Transactions             (16,576,887)       (26,316,888)
Net Appreciation (Depreciation) of Investment Securities and
   Foreign Currency Transactions                             (5,329,816)        25,467,317
==========================================================================================
NET ASSETS AT VALUE                                   $      21,556,708   $    102,745,706
==========================================================================================
Shares Outstanding                                            2,566,113         10,499,478
NET ASSET VALUE, Offering and Redemption
   Price per Share                                    $            8.40   $           9.79
==========================================================================================


(a) The Fund has 800 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Latin American Growth Fund and 100 million have been allocated to Pacific Basin Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO INTERNATIONAL FUNDS, INC.
YEAR ENDED OCTOBER 31, 1999

                                                                             INTERNATIONAL
                                                               EUROPEAN          BLUE CHIP
                                                                   FUND               FUND
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                             $       6,320,852   $        660,883
Interest                                                        797,704             69,810
   Foreign Taxes Withheld                                      (783,750)           (74,173)
===========================================================================================
   TOTAL INCOME                                               6,334,806            656,520
===========================================================================================
EXPENSES
Investment Advisory Fees                                      4,445,112            214,536
Distribution Expenses                                         1,582,779             71,512
Transfer Agent Fees                                           1,883,782            199,248
Administrative Fees                                             181,845             20,645
Custodian Fees and Expenses                                     779,897             41,167
Directors' Fees and Expenses                                     35,230              5,753
Interest Expenses                                               271,920                806
Professional Fees and Expenses                                   53,346             25,581
Registration Fees and Expenses                                  142,460             93,896
Reports to Shareholders                                         421,746             54,872
Other Expenses                                                  108,678              4,864
===========================================================================================
   TOTAL EXPENSES                                             9,906,795            732,880
   Fees and Expenses Absorbed by Investment Adviser                   0           (133,898)
   Fees and Expenses Paid Indirectly                           (515,140)           (27,294)
===========================================================================================
      NET EXPENSES                                            9,391,655            571,688
===========================================================================================
NET INVESTMENT INCOME (LOSS)                                 (3,056,849)            84,832
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                     37,462,489          1,368,312
   Foreign Currency Transactions                            (21,759,016)          (562,901)
===========================================================================================
      Total Net Realized Gain                                15,703,473            805,411
===========================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                                     97,001,394          1,569,392
   Foreign Currency Transactions                            (28,004,592)           785,673
===========================================================================================
      Total Net Appreciation                                 68,996,802          2,355,065
===========================================================================================
NET GAIN ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                         84,700,275          3,160,476
===========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            $      81,643,426   $      3,245,308
===========================================================================================


See Notes to Financial Statements

LATIN AMERICAN GROWTH FUND

                                                                 PERIOD               YEAR
                                                                  ENDED              ENDED
                                                             OCTOBER 31            JULY 31
-------------------------------------------------------------------------------------------
                                                                   1999               1999
                                                               (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                             $          63,790   $        606,177
Interest                                                            394             42,334
   Foreign Taxes Withheld                                        (9,234)           (55,471)
===========================================================================================
   TOTAL INCOME                                                  54,950            593,040
===========================================================================================
EXPENSES
Investment Advisory Fees                                         41,203            176,481
Distribution Expenses                                            13,735             58,827
Transfer Agent Fees                                              65,653            320,395
Administrative Fees                                               4,974             15,500
Custodian Fees and Expenses                                      13,901             66,531
Directors' Fees and Expenses                                      2,233             10,103
Professional Fees and Expenses                                   22,830             25,428
Registration Fees and Expenses                                    8,912             36,659
Reports to Shareholders                                          19,986             70,405
Other Expenses                                                    1,307             14,550
===========================================================================================
   TOTAL EXPENSES                                               194,734            794,879
   Fees and Expenses Absorbed by Investment Adviser             (75,488)          (286,269)
   Fees and Expenses Paid Indirectly                             (9,541)           (37,974)
===========================================================================================
      NET EXPENSES                                              109,705            470,636
===========================================================================================
NET INVESTMENT INCOME (LOSS)                                    (54,755)           122,404
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Loss on:
   Investment Securities                                       (319,195)        (7,528,927)
   Foreign Currency Transactions                               (968,940)        (3,390,315)
===========================================================================================
      Total Net Realized Loss                                (1,288,135)       (10,919,242)
===========================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                                      1,656,771          3,417,020
   Foreign Currency Transactions                                 18,350         (2,232,715)
===========================================================================================
      Total Net Appreciation                                  1,675,121          1,184,305
===========================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                            386,986         (9,734,937)
===========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                    $         332,231   $     (9,612,533)
===========================================================================================


See Notes to Financial Statements

INVESCO INTERNATIONAL FUNDS, INC.
YEAR ENDED OCTOBER 31, 1999
                                                                       PACIFIC
                                                                         BASIN
                                                                          FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                     $        924,164
Interest                                                               198,141
   Foreign Taxes Withheld                                              (91,519)
================================================================================
   TOTAL INCOME                                                      1,030,786
================================================================================
EXPENSES
Investment Advisory Fees                                               531,586
Distribution Expenses                                                  177,195
Transfer Agent Fees                                                    552,240
Administrative Fees                                                     33,336
Custodian Fees and Expenses                                            139,096
Directors' Fees and Expenses                                            11,010
Interest Expense                                                        42,960
Professional Fees and Expenses                                          33,345
Registration Fees and Expenses                                          95,294
Reports to Shareholders                                                170,580
Other Expenses                                                          10,737
================================================================================
   TOTAL EXPENSES                                                    1,797,379
   Fees and Expenses Absorbed by Investment Adviser                   (293,023)
   Fees and Expenses Paid Indirectly                                   (82,824)
================================================================================
      NET EXPENSES                                                   1,421,532
================================================================================
NET INVESTMENT LOSS                                                   (390,746)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                             9,015,273
   Foreign Currency Transactions                                    (1,013,190)
================================================================================
      Total Net Realized Gain                                        8,002,083
================================================================================
Change in Net Appreciation of:
   Investment Securities                                            19,799,757
   Foreign Currency Transactions                                     4,148,240
================================================================================
      Total Net Appreciation                                        23,947,997
================================================================================
NET GAIN ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                                31,950,080
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                    $     31,559,334
================================================================================


See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

EUROPEAN FUND

                                                                    YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------
                                                                   1999               1998
OPERATIONS
Net Investment Income (Loss)                          $      (3,056,849)  $      1,263,965
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                             15,703,473         58,673,849
Change in Net Appreciation of Investment Securities
   and Foreign Currency Transactions                         68,996,802         20,880,367
==========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                   81,643,426         80,818,181
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                                 0         (1,807,826)
In Excess of Net Investment Income                             (189,864)           (16,166)
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                            (60,321,278)       (58,987,304)
In Excess of Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                  0                  0
==========================================================================================
TOTAL DISTRIBUTIONS                                         (60,511,142)       (60,811,296)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                             2,188,396,810      2,657,190,380
Reinvestment of Distributions                                58,166,765         56,473,483
Net Assets Received from Acquisition of European
   Small Company Fund (Note 3)                               34,159,608                  0
==========================================================================================
                                                          2,280,723,183      2,713,663,863
Amounts Paid for Repurchases of Shares                   (2,427,744,259)    (2,386,344,289)
==========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                            (147,021,076)       327,319,574
==========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (125,888,792)       347,326,459
NET ASSETS
Beginning of Period                                         672,145,769        324,819,310
==========================================================================================
End of Period (Including Accumulated Undistributed
   (Distributions in Excess of) Net Investment Income
   (Loss) of ($32,101) and $169,684, respectively)    $     546,256,977   $    672,145,769
==========================================================================================

                    --------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                 123,053,362        144,625,579
Shares Issued from Reinvestment of Distributions              3,451,340          3,870,367
Shares Issued in Connection with Acquisition of European
   Small Company Fund (Note 3)                                2,004,619                  0
==========================================================================================
                                                            128,509,321        148,495,946
Shares Repurchased                                         (136,336,597)      (129,075,181)
==========================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                       (7,827,276)        19,420,765
==========================================================================================


See Notes to Financial Statements

INTERNATIONAL BLUE CHIP FUND

                                                                   YEAR             PERIOD
                                                                  ENDED              ENDED
                                                             OCTOBER 31         OCTOBER 31
-------------------------------------------------------------------------------------------
                                                                   1999               1998
                                                                                  (Note 1)
OPERATIONS
Net Investment Income                                 $          84,832   $          2,172
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                                805,411                  0
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions               2,355,065              7,200
===========================================================================================
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                            3,245,308              9,372
===========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                           (87,004)                 0
In Excess of Net Investment Income                                 (333)                 0
===========================================================================================
TOTAL DISTRIBUTIONS                                             (87,337)                 0
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                78,226,684          6,281,511
Reinvestment of Distributions                                    63,471                  0
Net Assets Received from Acquisition of International
   Growth Fund (Note 3)                                      25,686,580                  0
===========================================================================================
                                                            103,976,735          6,281,511
Amounts Paid for Repurchases of Shares                      (61,711,713)            (3,634)
===========================================================================================
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                              42,265,022          6,277,877
===========================================================================================
TOTAL INCREASE IN NET ASSETS                                 45,422,993          6,287,249
NET ASSETS
Beginning of Period                                           6,287,249                  0
===========================================================================================
End of Period (Including Accumulated Undistributed
   (Distributions in Excess of) Net Investment Income
   of $26,316 and $2,172, respectively)               $      51,710,242   $      6,287,249
===========================================================================================

                    --------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                   7,452,507            627,880
Shares Issued from Reinvestment of Distributions                  5,677                  0
Shares Issued in Connection with Acquisition of International
   Growth Fund (Note 3)                                       2,370,352                  0
===========================================================================================
                                                              9,828,536            627,880
Shares Repurchased                                           (5,850,884)              (363)
===========================================================================================
NET INCREASE IN FUND SHARES                                   3,977,652            627,517
===========================================================================================


See Notes to Financial Statements

LATIN AMERICAN GROWTH FUND

                                             PERIOD                YEAR               YEAR
                                              ENDED               ENDED              ENDED
                                         OCTOBER 31             JULY 31            JULY 31
-------------------------------------------------------------------------------------------
                                               1999                1999               1998
                                            (Note 1)
OPERATIONS
Net Investment Income (Loss)       $        (54,755)  $         122,404   $         (2,871)
Net Realized Loss on Investment
   Securities and Foreign Currency
   Transactions                          (1,288,135)        (10,919,242)        (1,133,650)
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions                  1,675,121           1,184,305        (28,995,772)
===========================================================================================
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                   332,231          (9,612,533)       (30,132,293)
===========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                             0             (60,137)                 0
In Excess of Net Investment Income          (50,504)                  0             (1,644)
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions              0                   0         (5,377,132)
In Excess of Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                   0            (324,757)        (3,968,378)
===========================================================================================
TOTAL DISTRIBUTIONS                         (50,504)           (384,894)        (9,347,154)
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares             1,785,520          38,298,451         41,383,944
Reinvestment of Distributions                49,592             377,451          9,253,953
===========================================================================================
                                          1,835,112          38,675,902         50,637,897
Amounts Paid for Repurchases of Shares   (4,128,104)        (39,835,797)      (106,705,315)
===========================================================================================
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS               (2,292,992)         (1,159,895)       (56,067,418)
===========================================================================================
TOTAL DECREASE IN NET ASSETS             (2,011,265)        (11,157,322)       (95,546,865)
NET ASSETS
Beginning of Period                      23,567,973          34,725,295        130,272,160
===========================================================================================
End of Period (Including Accumulated
   Undistributed (Distributions in Excess of)
   Net Investment Income (Loss) of ($3,057)
   $21,585 and ($42,636), respectively) $21,556,708         $23,567,973   $     34,725,295
===========================================================================================

                    --------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                 217,990           4,926,437          2,743,691
Shares Issued from Reinvestment
   of Distributions                           5,904              49,594            725,787
===========================================================================================
                                            223,894           4,976,031          3,469,478
Shares Repurchased                         (510,974)         (5,228,033)        (7,456,925)
===========================================================================================
NET DECREASE IN FUND SHARES                (287,080)           (252,002)        (3,987,447)
===========================================================================================

See Notes to Financial Statements

PACIFIC BASIN FUND

                                                                    YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------
                                                                   1999               1998
OPERATIONS
Net Investment Income (Loss)$                                  (390,746)  $        121,093
Net Realized Gain (Loss) on Investment Securities and
   Foreign Currency Transactions                              8,002,083        (19,918,269)
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions              23,947,997          7,204,445
===========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                           31,559,334        (12,592,731)
===========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                                 0           (645,743)
In Excess of Net Investment Income                             (336,731)           (21,009)
In Excess of Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                  0         (1,134,104)
===========================================================================================
TOTAL DISTRIBUTIONS                                            (336,731)        (1,800,856)
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                               492,941,043        396,569,871
Reinvestment of Distributions                                   318,350          1,722,714
Net Assets Received from Acquisition
   of Asian Growth Fund (Note 3)                             27,266,407                  0
===========================================================================================
                                                            520,525,800        398,292,585
Amounts Paid for Repurchases of Shares                     (494,071,137)      (402,773,585)
===========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                   26,454,663         (4,481,000)
===========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                      57,677,266        (18,874,587)
NET ASSETS
Beginning of Period                                          45,068,440         63,943,027
===========================================================================================
End of Period (Including Accumulated Undistributed
   (Distributions in Excess of) Net Investment Income
   of $204,470 and $233,342, respectively)                $ 102,745,706      $  45,068,440
===========================================================================================

                    --------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                  65,945,648         52,503,576
Shares Issued from Reinvestment of Distributions                 44,813            208,312
Shares Issued in Connection with Acquisition
   of Asian Growth Fund (Note 3)                              3,260,838                  0
===========================================================================================
                                                             69,251,299         52,711,888
Shares Repurchased                                          (65,485,467)       (52,543,507)
===========================================================================================
NET INCREASE IN FUND SHARES                                   3,765,832            168,381
===========================================================================================


See Notes to Financial Statements

INVESCO Notes to financial statements -- INVESCO International Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO International Funds, Inc. is incorporated in Maryland and presently consists of four separate Funds: European Fund, International Blue Chip Fund, Latin American Growth Fund and Pacific Basin Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives are: to seek capital appreciation through investments in designated geographical sectors for European, Latin American Growth and Pacific Basin Funds and to seek a high total return through capital appreciation and current income by investing in foreign companies for International Blue Chip Fund. International Blue Chip Fund commenced investment operations on October 28, 1998. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

On May 28, 1999, shareholders of Latin American Growth Fund approved an Agreement and Plan of Conversion and Termination providing for the conversion of Latin American Growth Fund from a separate series of INVESCO Specialty Funds, Inc. to a separate series of INVESCO International Funds, Inc., effective October 20, 1999. Latin American Growth Fund's year-end changed from July 31 to October 31.

On February 3, 1999, the board of directors of the Fund approved the liquidation of Emerging Markets Fund and effective May 21, 1999, Emerging Markets Fund liquidated its assets and closed the Fund. On May 20, 1999, shareholders of European, International Blue Chip and International Growth Funds, and on May 28, 1999, shareholders of Pacific Basin Fund approved Agreements and Plans of Reorganization and Termination, in which the following Funds merged: INVESCO Specialty Funds, Inc. - European Small Company Fund ("Target Fund") into European Fund ("Surviving Fund"); International Growth Fund ("Target Fund") into International Blue Chip Fund ("Surviving Fund") and INVESCO Specialty Funds, Inc. - Asian Growth Fund ("Target Fund") into Pacific Basin Fund ("Surviving Fund"). Shareholders of the Target Funds became shareholders of the Surviving Funds and received shares of the Surviving Funds equal in dollar value to the then current value of their shares in the Target Funds, effective at close of business on June 18, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally, 4:00 p.m. New York time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day (generally, 4:00 p.m. New York time) and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex- dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

On September 1, 1998, the Malaysian government introduced capital controls and imposed a fixed exchange rate for the Malaysian ringgit. The controls impose a repatriation levy on the movement of principle invested in Malaysian securities and the profits derived therefrom. The repatriation levy ranges from 30% of principle or profits to 10% of principle or profits based on the period of investment. These actions may pose significant liquidity issues and risks and may significantly affect the valuation of Malaysian securities and currency held by the Fund.

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of each Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At October 31, 1999, European Fund had $4,963,371 in net capital loss carryovers which expire in the year 2006, Latin American Growth Fund had $6,196,374 and $10,168,592 in net capital loss carryovers which expire in the years 2006 and 2007, respectively, and Pacific Basin Fund had $2,533,039 and $23,325,482 in net capital loss carryovers which expire in the years 2005 and 2006, respectively. The capital loss carryovers from INVESCO Specialty Funds, Inc. - European Small Company Fund (which was acquired by European Fund on June 18, 1999), and from INVESCO Specialty Funds, Inc. - Asian Growth Fund (which was acquired by Pacific Basin Fund on June 18, 1999), are subject to certain limitations under the Internal Revenue Code.

Net Capital loss carryovers utilized in 1999 by European and Pacific Basin Funds amounted to $617,877 and $8,078,973, respectively. To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

For the period ended October 31, 1999, the effects of such differences were as follows:

                                                    ACCUMULATED
                                   ACCUMULATED    UNDISTRIBUTED
                                 UNDISTRIBUTED     NET REALIZED
                                           NET          GAIN ON
                                    INVESTMENT       INVESTMENT         PAID-IN
FUND                                    INCOME       SECURITIES         CAPITAL
--------------------------------------------------------------------------------
European Fund                   $    3,044,928   $  (5,572,528)  $    2,527,600
International Blue Chip Fund            26,649         (88,789)          62,140
Latin American Growth Fund              80,617           7,410          (88,027)
Pacific Basin Fund                     698,605     (13,860,940)      13,162,335

Net investment income (loss), net realized gains (losses) and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                               AVERAGE NET ASSETS
------------------------------------------------------------------------------------------
                                          $700          $2        $4          $6
                    $0 TO    $350 TO   MILLION     BILLION   BILLION     BILLION      OVER
                     $350       $700     TO $2       TO $4     TO $6       TO $8        $8
FUND              MILLION    MILLION   BILLION     BILLION   BILLION     BILLION   BILLION
------------------------------------------------------------------------------------------
European Fund       0.75%      0.65%     0.55%    0.45%(a)  0.40%(a)   0.375%(a)  0.35%(a)
Pacific Basin Fund  0.75%      0.65%     0.55%    0.45%(a)  0.40%(a)   0.375%(a)  0.35%(a)



                               AVERAGE NET ASSETS
------------------------------------------------------------------------------------------
                                $500        $1          $2        $4          $6
                    $0 TO    MILLION   BILLION     BILLION   BILLION     BILLION      OVER
                     $500      TO $1     TO $2       TO $4     TO $6       TO $8        $8
FUND              MILLION    BILLION   BILLION     BILLION   BILLION     BILLION   BILLION
------------------------------------------------------------------------------------------

International Blue
   Chip Fund(b)     0.75%      0.65%     0.55%    0.45%(a)  0.40%(a)   0.375%(a)  0.35%(a)
Latin American
   Growth Fund      0.75%      0.65%     0.55%    0.45%(a)  0.40%(a)   0.375%(a)  0.35%(a)

(a) These additional contractual breakpoints became effective May 13, 1999

(b) Prior to May 13, 1999 the investment advisory fee for International Blue Chip Fund was computed at an annual rate of 0.75% of average net assets. Effective May 13, 1999, the investment advisory fee became contractual and is computed at the above rates.

In accordance with a Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited ("IAM"), an affiliate of IFG, investment decisions of European, Latin American Growth and Pacific Basin Funds are made by IAM. A separate Sub-Advisory Agreement between IFG and INVESCO Global Asset Management (N.A.) ("IGAM"), an affiliate of IFG, provides that investment decisions of International Blue Chip Fund are made by IGAM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the period ended October 31, 1999, European, International Blue Chip, Latin American Growth and Pacific Basin Funds paid the Distributor $1,594,765, $63,975, $15,247 and $167,911, respectively, under the Plan of distribution.

IFG receives a transfer agent fee from each Fund at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund paid IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. Effective May 13, 1999, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by Pacific Basin Fund. IFG and IGAM have voluntarily agreed to absorb certain fees and expenses incurred by International Blue Chip Fund. IFG and IAM have voluntarily agreed to absorb certain fees and expenses incurred by Latin American Growth Fund.

A 2% redemption fee is retained by Latin American Growth Fund and effective May 1, 1999, a 2% redemption fee is retained by European, International Blue Chip and Pacific Basin Funds to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by each Fund. Total redemption fees received by European, International Blue Chip, Latin American Growth and Pacific Basin Funds for the period ended October 31, 1999 were $541,944, $24,102, $26,304 and $289,855, respectively. Prior to May 1, 1999, the redemption fee retained by Latin American Growth Fund was 1% for shares held less than three months.

NOTE 3 -- ACQUISITION OF INVESCO SPECIALTY FUNDS, INC. - EUROPEAN SMALL COMPANY FUND ("TARGET FUND I"), INVESCO INTERNATIONAL FUNDS, INC. - INTERNATIONAL GROWTH FUND ("TARGET FUND II") AND INVESCO SPECIALTY FUNDS, INC. - ASIAN GROWTH FUND ("TARGET FUND III"). On June 18, 1999 European Fund acquired all the net assets of the Target Fund I pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund I shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 2,004,619 shares of European Fund (valued at $34,159,608) for 3,168,711 shares of the Target Fund I outstanding on June 18, 1999. The Target Fund I's net assets at that date ($34,159,608), including $3,476,753 of unrealized appreciation, were combined with those of European Fund. The aggregate net assets of European Fund and Target Fund I immediately before the acquisition were $543,756,820 and $34,159,608, respectively. The net assets of European Fund after the acquisition were $577,916,428.

On June 18, 1999, International Blue Chip Fund acquired all the net assets of the Target Fund II pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund II shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 2,370,352 shares of International Blue Chip Fund (valued at $25,686,580) for 2,548,476 shares of the Target Fund II outstanding on June 18, 1999. The Target Fund II's net assets at that date ($25,686,580), including $3,967,054 of unrealized appreciation, were combined with those of International Blue Chip Fund. The aggregate net assets of International Blue Chip Fund and Target Fund II immediately before the acquisition were $24,684,035 and $25,686,580, respectively. The net assets of International Blue Chip Fund after the acquisition were $50,370,615.

On June 18, 1999, Pacific Basin Fund acquired all the net assets of the Target Fund III pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund III shareholders on May 28, 1999. The acquisition was accomplished by a tax-free exchange of 3,260,838 shares of Pacific Basin Fund (valued at $27,266,407) for 4,965,501 shares of the Target Fund III outstanding on June 18, 1999. The Target Fund III's net assets at that date ($27,266,407), including $6,716,283 of unrealized appreciation, were combined with those of Pacific Basin Fund. The aggregate net assets of Pacific Basin Fund and Target Fund III immediately before the acquisition were $62,374,705 and $27,266,407, respectively. The net assets of Pacific Basin Fund after the acquisition were $89,641,112.

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                           PURCHASES                 SALES
--------------------------------------------------------------------------------
European Fund                             $  551,645,790        $  757,007,850
International Blue Chip Fund                  55,977,617            31,203,171
Latin American Growth Fund                       437,216             3,517,823
Pacific Basin Fund                           120,812,718           121,049,715

There were no purchases or sales of U.S. Government securities.

NOTE 5 -- APPRECIATION AND DEPRECIATION. At October 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:
                                                                            NET
                                        GROSS            GROSS      APRECIATION
FUND                             APPRECIATION     DEPRECIATION    (DEPRECIATION)
--------------------------------------------------------------------------------
European Fund                  $  164,883,870   $   18,501,515   $  146,382,355
International Blue Chip Fund        7,254,051        1,689,658        5,564,393
Latin American Growth Fund          2,584,424        8,127,043       (5,542,619)
Pacific Basin Fund                 24,367,367        1,959,337       22,408,030


NOTE 6 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI, IAM or IGAM.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the period ended October 31, 1999, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                       UNFUNDED
                                       PENSION          ACCRUED          PENSION
FUND                                  EXPENSES    PENSION COSTS        LIABILITY
--------------------------------------------------------------------------------
European Fund                   $       12,214   $       25,549   $       61,309
International Blue Chip Fund               227            6,201           14,794
Latin American Growth Fund                  90                0            3,041
Pacific Basin Fund                       1,138           13,841           29,442

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At October 31, 1999, there were no such borrowings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO International Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO European Fund, INVESCO International Blue Chip Fund, INVESCO Latin American Growth Fund (formerly one of the portfolios constituting INVESCO Specialty Funds, Inc.) and INVESCO Pacific Basin Fund, collectively INVESCO International Funds, Inc. (the "Fund") at October 31, 1999, and the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Denver, Colorado
December 3, 1999

FINANCIAL HIGHLIGHTS

EUROPEAN FUND
(For a Fund Share Outstanding Throughout Each Period)

                                                             YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------
                                            1999(a)       1998       1997        1996      1995
PER SHARE DATA
Net Asset Value-- Beginning of Period     $  17.62      $17.34     $15.85      $14.09    $12.95
================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                 (0.09)       0.04       0.07        0.05      0.23
Net Gains on Securities
   (Both Realized and Unrealized)             2.18        3.58       2.63        3.00      1.12
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              2.09        3.62       2.70        3.05      1.35
================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.00        0.06       0.07       0.08       0.21
In Excess of Net Investment Income(b)         0.01        0.00       0.00       0.00       0.00
Distributions from Capital Gains              1.69        3.28       1.14       1.21       0.00
================================================================================================
TOTAL DISTRIBUTIONS                           1.70        3.34       1.21       1.29       0.21
================================================================================================
Net Asset Value--End of Period            $  18.01      $17.62     $17.34     $15.85     $14.09
================================================================================================

TOTAL RETURN                                12.64%(c)   24.92%     18.07%      23.47%    10.42%

RATIOS
Net Assets-- End of Period
  ($000 Omitted)                         $546,257     $672,146   $324,819    $300,588  $224,200
Ratio of Expenses to Average
  Net Assets(d)                             1.56%        1.34%      1.25%       1.36%     1.40%
Ratio of Net Investment Income (Loss)
   to Average Net Assets                   (0.48%)       0.24%      0.33%       0.37%     1.26%
Portfolio Turnover Rate                       90%         102%        90%         91%       96%

(a) The per share information was computed using average shares.

(b) Distributions in excess of net investment income for the year ended October 31, 1998, aggregated less than $0.01 on a per share basis.

(c) The applicable redemption fees are not included in the Total Return calculation.

(d) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP FUND
(For a Fund Share Outstanding Throughout Each Period)

                                                 YEAR                  PERIOD
                                                ENDED                   ENDED
                                           OCTOBER 31              OCTOBER 31
--------------------------------------------------------------------------------
                                                 1999                 1998(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period          $10.02                 $10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                            0.02                   0.00
Net Gains on Securities
   (Both Realized and Unrealized)                1.21                   0.02
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 1.23                   0.02
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income             0.02                   0.00
================================================================================
Net Asset Value--End of Period                 $11.23                 $10.02
================================================================================

TOTAL RETURN                                    11.77%(b)               0.20%(c)

RATIOS
Net Assets-- End of Period
  ($000 Omitted)                                $51,710               $ 6,287
Ratio of Expenses to Average Net Assets(d)(e)     2.09%                 0.90%(f)
Ratio of Net Investment Income
   to Average Net Assets(e)                       0.30%                 6.16%(f)
Portfolio Turnover Rate                            112%                    0%(c)

(a) From October 28, 1998, commencement of investment operations, to October 31, 1998.

(b) The applicable redemption fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

(e) Various expenses of the Fund were voluntarily absorbed by IFG and IGAM for the year ended October 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.56% and ratio of net investment loss to average net assets would have been (0.17%).

(f) Annualized

FINANCIAL HIGHLIGHTS

LATIN AMERICAN GROWTH FUND
(For a Fund Share Outstanding Throughout Each Period)

                                 PERIOD                                                   PERIOD
                                  ENDED                                                    ENDED
                             OCTOBER 31                 YEAR ENDED JULY 31               JULY 31
-------------------------------------------------------------------------------------------------
                                 1999(a)(b)   1999        1998      1997        1996      1995(c)
PER SHARE DATA
Net Asset Value --
   Beginning of Period           $ 8.26     $11.18      $18.37    $12.86      $11.69    $10.00
=================================================================================================
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income (Loss)(d)   (0.02)      0.04        0.00      0.13        0.08      0.02
Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)                 0.18      (2.83)      (5.41)     5.88        1.62      1.69
=================================================================================================
TOTAL FROM INVESTMENT
   OPERATIONS                      0.16      (2.79)      (5.41)     6.01        1.70      1.71
=================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income(e)                       0.02       0.02        0.00      0.14        0.09      0.02
Distributions from Capital Gains   0.00       0.00        1.02      0.36        0.44      0.00
In Excess of Capital Gains         0.00       0.11        0.76      0.00        0.00      0.00
=================================================================================================
TOTAL DISTRIBUTIONS                0.02       0.13        1.78      0.50        0.53      0.02
=================================================================================================
Net Asset Value --
   End of Period                  $8.40      $8.26      $11.18    $18.37      $12.86    $11.69
=================================================================================================

TOTAL RETURN(f)                   1.93%(g) (24.87%)    (30.64%)   48.06%      15.27%    17.09%(g)

RATIOS
Net Assets -- End of Period
   ($000 Omitted)               $21,557    $23,568     $34,725  $130,272    $ 32,064   $ 7,423
Ratio of Expenses to Average
   Net Assets(h)                  2.20%(j)   2.17%(i)    1.99%(i)  1.76%(i)    2.14%(i)  2.00%(j)
Ratio of Net Investment Income
   (Loss) to Average
    Net Assets(h)               (1.01%)(j)   0.52%       0.00%     1.35%       1.26%     0.79%(j)
Portfolio Turnover Rate              2%(g)     90%         33%       72%         29%       30%(g)


(a) The per share information was computed using average shares.

(b) From August 1, 1999 to October 31, 1999, the Fund's current fiscal year-end.

(c) From February 15, 1995, commencement of investment operations, to July 31, 1995.

(d) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 1998.

(e) Distributions in excess of net investment income for the year ended July 31, 1998, aggregated less than $0.01 on a per share basis.

(f) The applicable redemption fees are not included in the Total Return calculation.

(g) Based on operations for the period shown and, accordingly, are not representative of a full year.

(h) Various expenses of the Fund were voluntarily absorbed by IFG and IAM for the period ended October 31, 1999, the year ended July 31, 1999 and the period ended July 31, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.59%(annualized), 3.39% and 4.49% (annualized), respectively, and ratio of net investment loss to average net assets would have been (2.40%)(annualized), (0.70%) and (1.70%) (annualized), respectively.

(i) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, where applicable, which is before any expense offset arrangements.

(j) Annualized

FINANCIAL HIGHLIGHTS

PACIFIC BASIN FUND
(For a Fund Share Outstanding Throughout Each Period)

                                                            YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------
                                              1999(a)      1998      1997       1996       1995
PER SHARE DATA
   Net Asset Value-- Beginning of Period    $ 6.69       $ 9.74    $14.11     $13.83     $17.07
=================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                 (0.05)        0.07     (0.09)     (0.02)      0.06
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)             3.20        (2.80)    (3.45)      0.51      (1.45)
=================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              3.15        (2.73)    (3.54)      0.49      (1.39)
=================================================================================================
LESS DISTRIBUTIONS
   Dividends from Net Investment Income       0.00        0.12      0.00        0.03       0.06
In Excess of Net Investment Income(b)         0.05        0.00      0.00        0.00       0.00
Distributions from Capital Gains              0.00        0.00      0.83        0.18       1.79
In Excess of Capital Gains                    0.00        0.20      0.00        0.00       0.00
=================================================================================================
TOTAL DISTRIBUTIONS                          0.05        0.32       0.83        0.21       1.85
=================================================================================================
Net Asset Value--End of Period             $ 9.79      $ 6.69     $ 9.74      $14.11     $13.83
=================================================================================================

TOTAL RETURN                               47.43%(c)  (28.68%)   (26.65%)      3.55%     (8.31%)

RATIOS
Net Assets--End of Period
     ($000 Omitted)                      $102,746    $ 45,070   $ 63,943    $149,870   $154,374
Ratio of Expenses to Average
   Net Assets(d)(e)                         2.12%       2.07%      1.72%       1.60%      1.52%
Ratio of Net Investment Income (Loss)
   to Average Net Assets(d)                (0.55%)      0.25%     (0.44%)     (0.04%)     0.37%
Portfolio Turnover Rate                      176%        114%        86%         70%        56%


(a) The per share information was computed using average shares.

(b) Distributions in excess of net investment income for the years ended October 31, 1998, 1997 and 1996, aggregated less than $0.01 on a per share basis.

(c) The applicable redemption fees are not included in the Total Return calculation.

(d) Various expenses of the Fund were voluntarily absorbed by IFG and IAM for the years ended October 31, 1999 and 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.53% and 2.56%, respectively, and ratio of net investment loss to average net assets would have been (0.96%) and (0.24%), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

                             INVESCO FAMILY OF FUNDS

                                                               NEWSPAPER
FUND NAME               FUND CODE        TICKER SYMBOL        ABBREVIATION
--------------------------------------------------------------------------------
STOCK
Growth & Income            21               IVGIX             Gro&Inc
Blue Chip Growth           10               FLRFX             BlChpGro
Dynamics                   20               FIDYX             Dynm
Small Company Growth       60               FIEGX             SmCoGth
INVESCO Endeavor           61               IVENX             Endeavor
Value Equity               46               FSEQX             ValEq
S&P 500 Index Fund-
  Class II                 23               ISPIX             SP500II
--------------------------------------------------------------------------------
BOND
U.S. Government
 Securities                32               FBDGX             USGvt
Select Income              30               FBDSX             SelInc
High Yield                 31               FHYPX             HiYld
Tax-Free Bond              35               FTIFX             TxFreeBd
 (formerly, Tax-Free
  Long-Term Bond)
--------------------------------------------------------------------------------
COMBINATION STOCK & BOND
Equity Income              15               FIIIX             EquityInc
  (formerly Industrial
   Income)
Total Return               48               FSFLX             TotRtn
Balanced                   71               IMABX             Bal
--------------------------------------------------------------------------------
SECTOR
Energy                     50               FSTEX             Enrgy
Financial Services         57               FSFSX             FinSvc
Gold                       51               FGLDX             Gold
Health Sciences            52               FHLSX             HlthSc
Leisure                    53               FLISX             Leisur
Realty                     42               IVSRX             Realty
Technology-Class II        55               FTCHX             Tech
Telecommunications         39               ISWCX             Telecomm
  (formerly Worldwide
   Communications)
Utilities                  58               FSTUX             Util
--------------------------------------------------------------------------------
INTERNATIONAL
International Blue Chip    09               IIBCX             ItlBlChp
European                   56               FEURX             Europ
Latin American Growth      34               IVSLX             LtnAmerGr
Pacific Basin              54               FPBSX             PcBas
--------------------------------------------------------------------------------
MONEY MARKET
U.S. Government Money      44               FUGXX             InvGvtMF
Cash Reserves              25               FDSXX             InvCshR
Tax-Free Money             40               FFRXX             InvTaxFree
Money Market Reserve       96               IMRXX             InvescoMMR
Tax-Exempt Reserve         95               ITTXX             InvescoTTE



FOR MORE INFORMATION ABOUT ANY OF THE INVESCO FUNDS, INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE CALL US AT 1-800-525-8085 OR VISIT OUR WEB SITE FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                             [INVESCO ICON] INVESCO

                                   YOU SHOULD
                                    KNOW WHAT
                               INVESCO KNOWS (TM)






WE'RE EASY TO STAY IN TOUCH WITH:

Investor Services: 1-800-525-8085
PAL(R), your Personal Account Line: 1-800-424-8085
On the World Wide Web: www.invesco.com

In Denver, visit one of our convenient Investor Centers:
Cherry Creek, 3003 East Third Avenue, Suite 1
Denver Tech Center, 7800 East Union Avenue, Lobby Level

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.










AINT 9027 12/99